EXHIBIT 99.2

SCHEDULE II

The following documents (hereinafter collectively referred to as the “N360DN Documents”) have been filed: (a) Participation Agreement (N360DN), dated as of March 13, 2019, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein (filed as Exhibit 4.11) and (b) Indenture and Security Agreement (N360DN), dated as of March 13, 2019, between Delta Air Lines, Inc., and U.S. Bank Trust National Association, as Loan Trustee (filed as Exhibit 4.12).

The corresponding documents with respect to each other Airbus A320-211 Aircraft listed below are substantially identical in all material respects to the N360DN Documents, with the following exceptions: (1) conforming changes have been made to reflect the appropriate United States registration number of each aircraft (i.e., N361DN, N362DN, N363DN, N364DX and N365DN) and the appropriate manufacturer’s serial number of each airframe (i.e., 8423, 8447, 8502, 8530 and 8536); and (2) the descriptions, including original principal amount and amortization profile, of the equipment notes set forth in, as applicable, Schedule I to each Participation Agreement and Schedule I to each Indenture differ.

1.	(N361DN)

(a)	Participation Agreement (N361DN), dated as of March 13, 2019, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N361DN), dated as of March 13, 2019, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

2.	(N362DN)

(a)	Participation Agreement (N362DN), dated as of March 13, 2019, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N362DN), dated as of March 13, 2019, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

3.	(N363DN)

(a)	Participation Agreement (N363DN), dated as of March 13, 2019, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N363DN), dated as of March 13, 2019, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

4.	(N364DX)

(a)	Participation Agreement (N364DX), dated as of March 13, 2019, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N364DX), dated as of March 13, 2019, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee

5.	(N365DN)

(a)	Participation Agreement (N365DN), dated as of March 13, 2019, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein

(b)	Indenture and Security Agreement (N365DN), dated as of March 13, 2019, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Loan Trustee